UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

Starwood Waypoint Residential Trust

(Exact name of registrant as specified in its charter)

Maryland	001-36163	80-6260391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Harrison Street
Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(510) 250-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in the Definitive Proxy Statement on Schedule 14A filed November 13, 2015 (the “Proxy Statement”), Starwood Waypoint Residential Trust (the “Company”) has entered into a Contribution Agreement (the “Contribution Agreement”) in connection with the internalization of the Company’s management (the “Internalization”) and an Agreement and Plan of Merger (the “Merger Agreement”) in connection with the merger of the Company and Colony American Homes, Inc. (“CAH”) (the “Merger” and, together with the Internalization, the “Transactions”). The Company intends to make presentations to various parties from time to time in order to discuss the Transactions. The slides attached hereto as Exhibit 99.1 may be used in connection with such presentations and are incorporated herein by reference.

Important Additional Information

IN CONNECTION WITH THE TRANSACTIONS, THE COMPANY HAS FILED THE PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND MAILED THE PROXY STATEMENT REGARDING THE TRANSACTIONS TO ITS SHAREHOLDERS OF RECORD. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the Proxy Statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.starwoodwaypoint.com or by contacting the Company’s Investor Relations at 510-987-8308.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and CAH and their respective trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Company’s executive officers and trustees in the Proxy Statement filed with the SEC and additional information regarding the interests of such potential participants is included in the Proxy Statement and other relevant documents filed with the SEC. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements

This report contains, in addition to historical information, certain forward-looking statements that involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “anticipates,” “expects,” “intends,” “may,” “will,” “should,” “could,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements may include statements about the expected closing of the Transactions, the integration of the systems and personnel of SWAY Management LLC and CAH into the Company, and the expected benefits of the Transactions.

The forward-looking statements contained in this report reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed or implied in any forward-looking statement. The Company is not able to predict all of the factors that may affect future results. For a discussion of these and other factors that could cause the Company’s actual results to differ materially from any forward-looking statements, see the risk factors discussed in the Proxy Statement and Item 1A, “Risk Factors,” and in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other risks and uncertainties detailed in the Proxy Statement and in such annual report and the Company’s other reports and filings with the SEC. These risks, contingencies and uncertainties include: the possibility that the proposed transactions will not close, including by the failure to obtain shareholder approvals or the failure to satisfy other closing conditions under the Contribution Agreement or Merger Agreement or by the termination of the Contribution Agreement or Merger Agreement; failure to plan and manage the proposed Internalization or Merger effectively and efficiently; the possibility that the anticipated benefits from the Internalization or Merger may not be realized or may take longer to realize than expected; unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Contribution Agreement or Merger Agreement, whether or not completed; the outcome of any legal proceedings that may be instituted against the Company, CAH or others following announcement of the Internalization or the Merger; expectations regarding the timing of generating additional revenues; changes in the Company’s business and growth strategies; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically, whether the result of market events or otherwise; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large financial institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; declines in the value of homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy the Company’s investment objective and business and growth strategies; the impact of changes to the supply of, value of and the returns on non-performing loans (“NPLs”); the Company’s ability to convert the homes and NPLs the Company acquires into rental homes generating attractive returns; the Company’s ability to successfully modify or otherwise resolve NPLs; the Company’s ability to lease or re-lease its rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; the Company’s ability to effectively manage its portfolio of rental homes; the concentration of credit risks to which the Company is exposed; the rates of default or decreased recovery rates on the Company’s target assets; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; potential conflicts of interest with Starwood Capital Group, CAH and their affiliates; the timing of cash flows, if any, from the Company’s investments; unanticipated increases in financing and other costs, including a rise in interest rates; the Company’s expected leverage; effects of derivative and hedging transactions; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended; actions and initiatives of the U.S. government and changes to U.S. government policies that impact the economy generally and, more specifically, the housing and rental markets; changes in governmental regulations, tax laws (including changes to laws governing the taxation of real estate investment trusts (“REITs”)) and rates, and similar matters; limitations imposed on the Company’s business and its ability to satisfy complex rules in order for the Company and, if applicable, certain of the Company’s subsidiaries to qualify as a REIT for U.S. federal income tax purposes and the ability of certain of the Company’s subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; and estimates relating to the Company’s ability to make distributions to its shareholders in the future.

The foregoing list of factors is not exhaustive. Additional information concerning these and other risk factors is contained in the Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings, as such filings may be amended from time to time. All subsequent written and oral forward-looking statements concerning the Company and the transactions contemplated by the Contribution Agreement and the Merger Agreement or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

All forward-looking statements, expressed or implied, included in this report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

The forward-looking statements in this report represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation, dated November 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD WAYPOINT RESIDENTIAL TRUST

Dated: November 16, 2015	By:	/s/ Tamra D. Browne
	Name:	Tamra D. Browne
	Title:	Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation, dated November 2015